Exhibit 99.1

173431899.1 PRELIMINARY RESHAPE LIFESCIENCES, INC. 18 TECHNOLOGY DRIVE, SUITE 110 IRVINE, CA 92618 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on ______________, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RSLS2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on ______________, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals: 1. Approve the issuance of shares in connection with the merger. 2. Approve the sale of substantially all of ReShape’s assets. 3. Approve and adopt the amendments to ReShape’s certificate of incorporation regarding the board composition of the combined company. 4. Approve the reverse stock split. 5. Approve, on a non-binding advisory basis, the compensation to ReShape’s President and CEO in connection with the merger. 6. To approve adjournments of the special meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000666061_1 R1.0.0.2 For Against Abstain

173431899.1 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com ReShape Lifesciences, Inc. Proxy for Special Meeting of Stockholders on _________________, 2025 __:___ AM PT This proxy is solicited by the Board of Directors The undersigned hereby appoints Paul F. Hickey and Thomas Stankovich, and each of them, with power to act without the other and with power of substitution as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of ReShape Lifesciences, Inc. common stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of the company to be held ________________, 2025 at _:___ AM PT virtually at www.virtualshareholdermeeting.com/RSLS2025SM or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. Continued and to be signed on reverse side 0000666061_2 R1.0.0.2